November 13, 1995
                           DREYFUS EDISON ELECTRIC
                              INDEX FUND, INC.
                          SUPPLEMENT TO PROSPECTUS
                           DATED FEBRUARY 28, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS.
        Effective November 13, 1995, The Dreyfus Corporation ("Dreyfus") will serve as the Fund's manager and Mellon Equity Associates, an affiliate of Dreyfus ("Mellon Equity"), will serve as the Fund's index manager. In addition, Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, will serve as the Fund's custodian.
        Pursuant to the terms of a Management Agreement approved by shareholders on November 3, 1995, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .245% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services to the Fund under a new Index Management Agreement also approved by shareholders on November 3, 1995, Dreyfus has agreed to pay Mellon Equity a fee at the annual rate of .095% of the value of the Fund's average daily net assets.
        Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is a registered investment adviser formed in 1987. As of September 30, 1995, Mellon Equity and its employees managed approximately $7.6 billion in assets, including approximately $260 million in mutual fund assets seeking to replicate a benchmark index.
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